Exhibit 99.1

Introduction Patricia Murphy Vice President, Investor Relations IBM

Agenda Friday, August 2 IBM + Red Hat: Strategic Overview Ginni Rometty Chairman, President and CEO, IBM 10AM – 12:15PM IBM + Red Hat: Better Together Jim Whitehurst Senior Vice President, IBM and CEO, Red Hat Arvind Krishna Senior Vice President, IBM Cloud & Cognitive Software Mark Foster Senior Vice President, IBM Services and Global Business Services Martin Schroeter Senior Vice President, IBM Global Markets IBM + Red Hat Financial Profile James Kavanaugh Senior Vice President and Chief Financial Officer, IBM Q&A With IBM Senior Executives

Forward-looking statements and non-GAAP information In an effort to provide additional and useful information regarding the company’s (IBM’s) historical results and forward-looking financial information on a continuing operations basis, as determined by generally accepted accounting principles (GAAP), these materials contain non-GAAP financial measures. Additionally, these materials contain certain non-GAAP financial measures regarding Red Hat’s historical financial results. Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. The company is unable to provide, without unreasonable efforts, certain forward-looking information as determined by GAAP, including expectations for gross profit margin, pre-tax income and diluted earnings per share. The rationale for management’s use of non-GAAP information is included in Exhibit 99.2 to the company’s Form 8-K furnished with the SEC on August 2, 2019. For reconciliations of these non-GAAP financial measures to GAAP, please refer to the company’s Form 10-Q filed with the SEC on July 30, 2019, and the slides entitled “Non-GAAP Supplemental Materials” in the “IBM+Red Hat Financial Profile” section of this presentation. 4

IBM + Red Hat: Strategic Overview Ginni Rometty Chairman, President and CEO IBM

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IBM + Red Hat: Better Together Jim Whitehurst Senior Vice President, IBM and CEO, Red Hat Arvind Krishna Senior Vice President, IBM Cloud & Cognitive Software Mark Foster Senior Vice President, IBM Services and Global Business Services Martin Schroeter Senior Vice President, IBM Global Markets

Better Together: Red Hat Jim Whitehurst Senior Vice President, IBM and CEO, Red Hat

Value of a platform in open source Open source projects are winner takes all Successful product becomes the reference standard (e.g. Linux) GSIs ISVs Common skills to build Large market of usage Fewer stacks to support More addressable market Access more workloads Simpler support matrix Access more workloads A story for hybrid clients OEMs Public Clouds 9 Red Hat Enterprise Linux®

From servers to hybrid cloud LINUX CONTAINERS & KUBERNETES Red Hat Enterprise Linux = default choice for the operating system (OS) OpenShift = default choice for hybrid cloud Physical Physical Virtual Physical Virtual Private clouds Public clouds From OS to hybrid cloud = 10x opportunity 10 Red Hat Enterprise Linux Red Hat Openshift Container Platform

IBM acceleration of our hybrid, multicloud platform creates opportunity across the ecosystem SIs/VARs ISVs On-premise infrastructure Public Clouds Developers Ability to address new and migrating workloads Write once, run anywhere New transformation and application development opportunities New and migrated workloads Additional workloads, especially mission critical 11

Have an early lead, IBM can propel Red Hat We have early hybrid cloud platform leadership IBM brings massive momentum around workloads IBM’s commercial organizations drive trial, adoption, marquee customers across its installed base IBM software on OpenShift drives platform adoption and usage GBS migrates and builds new workloads on OpenShift GTS stands up and runs OpenShift at scale Systems drives adoption on IBM platforms …and will accelerate innovation in the platform 12 MOBILE DATA & ANALYTICS IoT WEB APPS AI & ML CLOUD-NATIVE DEV MODERNIZE APPS MULTICLOUD

Better Together: Sell More Software Arvind Krishna Senior Vice President IBM Cloud & Cognitive Software

IBM is hybrid the leading provider in a $1.2 trillion cloud opportunity $1,200 92% of enterprises have hybrid environments* 58% of enterprises have multicloud environments* $1,000 10% of enterprises with hybrid environments are able to support holistic management and agile movement of applications across environments* 50% of enterprises will have moved to ‘write once, run anywhere’ hybrid and multicloud environments by 2023* $800 $600 $400 $200 $0 Source: IBM MD&I forecasts, *IDC CloudPulse survey, June 2019 14 Billions $550B Services for Cloud $350B Cloud Software $150B Infrastructure $100B Component tech sold to Cloud Service Providers

IBM Cloud Software becomes the fuel of growth and innovation $1,200 How IBM drives more software revenue: Middleware anywhere Making IBM software cloud native – for private and public clouds $1,000 Preferred destination for mission-critical workloads Red Hat OpenShift on IBM Cloud is the best end-to-end stack $800 $600 IBM creates more opportunities for Red Hat IBM will drive more Red Hat software through strategic solutioning and integration $400 New workloads Our hybrid cloud strategy positions us to capture strategic new workloads $200 $0 Source: IBM MD&I forecasts 15 Billions $550B Services for Cloud $350B Cloud Software $150B Infrastructure $100B Component tech sold to Cloud Service Providers

IBM + Red Hat deliver the industry’s only true hybrid multicloud platform IBM + Red Hat AWS Microsoft Google IBM Public Cloud OpenShift optimized Google Cloud AWS OpenShift Azure OpenShift OpenShift Public Cloud support IBM AWS Outposts Private Cloud OpenShift optimized Traditional on-premises 16 ↻ Extensive multicloud governance / mgmt. Limited feature support Limited feature Azure Stack Google Anthos Private Cloud Limited connectivity in storage/data movement Connectivity to Microsoft products Limited connectivity Traditional workloads

Making IBM’s key software products cloud native for all clouds — middleware anywhere Reduce dev time up to 84%1 Make data ready for AI in hours vs. days Eliminate 33% of integration cost2 Reduce manual processes up to 80%3 Reduce IT op expense by up to 75%4 Certifying more than 100 software products on Red Hat Optimized for Red Hat OpenShift Instant deployment on IBM Cloud automation Consistent management — runs on all public and private clouds Available on all architectures; coming to IBM Z in 4Q’19 On-premises Private Cloud IBM Public Cloud AWS Microsoft Azure Google Cloud Edge Sources: 1,4: Ovum white paper; 2: IBM Solution Brief; 3: Forrester study 17 Cloud Pak for Applications Build, deploy and run applications Cloud Pak for Data Collect, organize and analyze data Cloud Pak for Integration Integrate applications, data, cloud services and APIs Cloud Pak for Automation Transform business processes, decisions and content Cloud Pak for Multicloud Management Multicloud visibility, governance and IBM Containerized Software IBM Containerized Software IBM Containerized Software IBM Containerized Software IBM Containerized Software

A deeper look: Cloud Pak for Data Full data and AI lifecycle platform for hybrid workloads Allows clients to: Virtualize their data 500% faster1 Reduce data prep time by 80%2 Automate 80% of data science effort with AutoAI3 Deploy where the data resides, in hours vs. days4 On-premises Private Cloud IBM Public Cloud AWS Microsoft Azure Google Cloud Edge Sources: 1,4: IBM Solution Brief; 2,3: Harvard Business Review 18 Watson Applications and Solutions Watson Knowledge Catalog Watson Studio Watson Machine Learning Watson OpenScale Db2 Hybrid Data Management InfoSphere Data Ops & Governance Cloud Pak for Data A one of a kind, pre-integrated set of data and AI services delivered within an open and extensible cloud native platform Collect Data Organize Data Analyze Data Infuse AI Cloud native container platform and operational services

The preferred destination for mission-critical workloads is Red Hat OpenShift on IBM Cloud Enterprise proven IBM Cloud is only public cloud developed with Kubernetes — fundamental to IBM businesses and used by more than 1,000 clients. Our public cloud manages over 16,000 production Kubernetes clusters today. Secure and compliant Built-in container level security, isolation, bare metal support and broad industry compliance (PCI, HIPAA, etc.) Automated global resiliency Built-in load balancing and multizone availability for simplified management and resiliency. Available in six global multizone regions and 35 datacenters. Instant deployment Cloud Paks are pre-loaded and certified for IBM’s public cloud IBM Public Cloud 19 Cloud Paks

IBM’s hybrid cloud strategy positions us for >$50B in strategic new workloads AI/Machine Learning Robotic Process Automation 5G/Telco IoT Location-based Services Augmented Analytics Blockchain Wearables On-premises Private Cloud Microsoft Azure Google Cloud IBM Public Cloud AWS Edge 20 Cloud Paks

Sell More Software: Summary Making IBM software cloud native – for all private and public clouds Red Hat OpenShift on IBM Cloud is the best end-to-end stack for mission-critical workloads IBM will drive more Red Hat software through strategic solutioning and integration IBM’s hybrid cloud strategy positions us to capture new workloads — Cloud & Cognitive Software accelerating to double-digit revenue growth in 2020, enhanced by Red Hat 21

Better Together: Sell More Services Mark Foster Senior Vice President IBM Services and Global Business Services

In Chapter 2, there is significant demand for business and technology services Transforming from the inside-out at scale Modernizing infrastructure; moving mission-critical applications to the cloud Scaling AI across the enterprise 23 Services Demand Transforming workforce Orchestration and integration Hybrid cloud migration Applying AI Building new and migrating existing applications Building new business models

Red Hat reinforces and accelerates our ability to capture the hybrid cloud services opportunity How IBM drives more services revenue: $1,200 Credibility and reach IBM Services has unique scale, breadth, incumbency and relevance $1,000 Unique Cloud capabilities Differentiated methods, capabilities and assets to de-risk the client cloud journey $800 $600 Fuels OpenShift as “middleware of change” Accelerate the adoption of OpenShift creating more entry points for IBM Services $400 $200 2-5X are projected to spend between $2 - $5 on services For every $1 spent on public cloud infrastructure, enterprises $0 Sources: IBM MD&I forecasts; BCG and McKinsey research 24 Billions $550B Services for Cloud $350B Cloud Software $150B Infrastructure $100B Component tech sold to Cloud Service Providers

IBM Services has unique scale, breadth, incumbency and relevance IBM Services is the digital, cognitive and cloud partner for clients Digital Strategy & iX Largest combined Services player – $46 billion 250,000 highly-skilled professionals in 170 Countries Cognitive Process Transformation Mission-critical incumbency Largest business design firm in the world Cloud Application Innovation Industry, process and analytics expertise Global delivery network with deep application and multicloud skills Leading-edge services orchestration and integration platforms Market-leading enterprise infrastructure provider 25 GTS GBS Infrastructure Services Technology Support Services

Differentiated methods, capabilities and assets to de-risk the client cloud journey Client Journey IBM Services is the trusted and credible partner for the open multicloud journey – Meet clients where they are across Advise, Move, Build and Manage – 80,000+ Cloud Application Services practitioners Unified One IBM hybrid cloud capability delivers differentiated value – Application Modernization Roadmap, Cloud Migration Factory, Multicloud Management Platform – Global network of IBM Garages Integrated IBM and Red Hat Services and Solutions stack as accelerators – Largest team of Red Hat services skills – Fully aligned Red Hat go to market and offering strategy On-premises Private CloudIBM Public Cloud Microsoft Azure Google Cloud AWS Edge 26 Cloud Paks Cloud Management (Manage) Cloud Development (Build) Cloud Migration (Move) Cloud Strategy (Advise)

IBM Services incumbency will fuel Red Hat and OpenShift as the default hybrid cloud platform, creating more entry points for IBM Services Accelerate the adoption of OpenShift New applications Migrate mission-critical workloads to OpenShift Build new workloads and applications on OpenShift Establish and run OpenShift at scale IT outsourcing workloads Set architecture standard with unique IBM Garage Method for Cloud Deploy Red Hat services skills base Application management workloads Leverage 5,000 services relationships and channels globally GROWTH OVER TIME 27

Business transformation journey and services opportunity enabled by the cloud journey Intelligent workflows AI/Machine Learning Robotic Process Automation 5G/Telco IoT Location-based Services Augmented Analytics Blockchain Wearables On-premises Private Cloud IBM Public Cloud AWS Microsoft Azure Google Cloud Edge 28 Cloud Paks

Sell More Services: Summary IBM Services + Red Hat = Trusted Cloud Journey Partner for the Enterprise IBM Services has unique scale, breadth, incumbency and relevance Differentiated methods, assets and capabilities create differentiation to de-risk the client cloud journey Incumbency will accelerate the adoption of OpenShift creating more entry points for IBM Services — Services improving revenue growth profile with margin expansion 29

Better Together: Sell More Red Hat Martin Schroeter Senior Vice President IBM Global Markets

Better Together Sell More Red Hat Martin Schroeter Senior Vice President IBM Global Markets IBM Investor Briefing 2019

Our Go-to-Market Priorities Preserve Operating Independence Maintain Ecosystem Neutrality Mobilize IBM and Invest for Scale All IBM client-facing teams and ecosystem partners are activated to leverage established relationships, expand reach and create new demand through combined offerings. Red Hat drives its own go-to-market strategy through independent sales and services organization, management system and compensation plans. Red Hat operates a separate partner program and continues to cultivate a distinct developer ecosystem. IBM will be engaged the same way as any other partner. 31

How we will accelerate Red Hat’s growth trajectory Grow Red Hat with IBM’s largest clients “We are constantly exploring emerging technology as we transform air travel; IBM + Red Hat will be an essential part of our digital transformation.” - Airline CEO, USA Expand Red Hat in ~30 select countries “Very bold move that will be critical for us at the bank. Knowing IBM is making the investments to keep us open and safe helps us lose our fear of cloud.” - Banking chairman, India Scale Red Hat in all other countries “Now that Red Hat has IBM behind it, we are even more confident in carrying out Open Source projects for Argentine banks.” - Banking CIO, Argentina 32

Leverage relationships at IBM's largest accounts to accelerate open hybrid cloud adoption

Significant opportunity to accelerate Red Hat adoption in IBM's largest clients

Top accounts are enabled to win:

- Activated joint account planning within 30 days
- Received account-level insight and bespoke sales play recommendations

Indicative Distribution of annual Red Hat spend for IBM's top 1,100 clients


~$20M/yr avg spend
~$1.0B
Annual opportunity for every 5% of clients to adopt Red Hat
Red Hat Enterprise Linux on thousands of servers
~$1M/yr avg spend
Clients with Limited or No Red Hat spend
~1,040
"Large" Red Hat clients
~60

33

Expand Red Hat in ~30 select countries with little or no presence

In these ~30 countries, IBM brings:

- 6,000 IBM sellers
- 100,000 services delivery professionals
- 27,000 Ecosystem Partners
- IBM Systems presence and industry expertise

To address opportunity with IBM-only clients:

- ~98% no significant OpenShift presence
- ~90% no significant Red Hat Enterprise Linux deployment

In these countries, Red Hat clients spend $300K per year, on average


~5,200
~4,500
IBM only
800
Common
800
~$150M
Annual opportunity for every 10% of clients to adopt Red Hat
~2,200
# of IBM clients
# of Red Hat clients

34

IBM

Scale Red Hat in all other countries and clients

Most IBM clients are not substantial adopters of Red Hat, but when they are, they spend $450K per year on average

To win the open hybrid cloud mandate in all 175 countries where IBM does business, IBM sellers are incentivized and enabled to drive growth:

- Hybrid multicloud and Red Hat education and sales assets
- Incremental incentives to identify, pass, and help close Red Hat opportunities



~14,000
~11,500
IBM only
~2,300
Common
~$500M
Annual opportunity for every 10% of clients to adopt Red Hat
~2,300
~7,500
# of IBM clients
# of Red Hat clients

35

IBM

Better Together: Summary

Red Hat

Accelerate OpenShift adoption

Expand ecosystem

IBM provides scale, expertise and workloads

Sell More Software

Middleware anywhere

Preferred destination

Capture new workloads

Sell More Services

Leverage credibility and reach

Unique cloud capabilities

Fuel OpenShift adoption

Sell More Red Hat

Grow with top clients

Expand geographically

Scale everywhere

—

Accelerates revenue growth:
200+ basis points to IBM revenue growth over 5 years

36

IBM

IBM + Red Hat: Financial Profile James Kavanaugh Senior Vice President and Chief Financial Officer IBM

Red Hat accelerates IBM’s revenue growth and shift to higher value Value of Red Hat + IBM… …aligns with the hybrid cloud opportunity… …to enhance IBM’s financial performance Red Hat is the leading platform for hybrid cloud >$1 Trillion hybrid cloud opportunity Accelerates revenue growth 200+ basis points to IBM revenue growth over 5 years Chapter 2 driven by mission-critical workloads to hybrid cloud IBM brings incumbency, scale and expertise in mission-critical workloads Accelerates shift to higher value Operating GP margin accretive in Year 1 Operating EPS accretive by end of Year 2 More attractive profit pools in hybrid cloud software Together IBM + Red Hat are the leader in client digital reinventions and journeys to cloud Enhances strong cash flow profile Free cash flow accretive in Year 1 Continued dividend growth Note 1, 3, 5, 7, 9 38

IBM's 2020-2021 financial performance accelerates across revenue, operating pre-tax income and free cash flow

	IBM 2020 – 2021
Revenue @CC	**Mid** Single-digit growth
Operating Pre-tax Income	**High** Single-digit growth
Free Cash Flow	**>100%** Realization
Leverage Ratio	Consistent with mid to high single A range

Sustained revenue growth trajectory

- Cloud & Cognitive Software segment accelerating to double-digit revenue growth in 2020, enhanced by Red Hat
- Services improving revenue growth profile with margin expansion
- Systems performance fueled by new innovation

Continued margin expansion driven by shift to higher value and productivity

Adds ~$1.5 billion incremental free cash flow by the end of 2021

39 Note 1, 2, 4, 5, 6, 9

IBM

Red Hat is the leader in open source platforms with a high value model

Open source technology leader

OpenShift is the platform for hybrid cloud

Hybrid, multicloud platform creates opportunity across the ecosystem

Red Hat is high-growth, high-value...

Strong Revenue Growth Profile

$3.5 billion,
+16% @ CC

Strong Subscription Model

~$3 billion annuity revenue;
Very high renewal rates

Strong Margin Profile

~85% GP margin

Strong Cash Generation

~$1 billion free cash flow

Reflects reported results for last twelve months

40 Note 2, 5, 9

IBM

Red Hat accelerates IBM’s revenue growth by 200+ basis points over 5 years Revenue contribution to IBM’s base business IBM incremental revenue fueled by shift to hybrid cloud —Software middleware anywhere —Services led journey to cloud IBM Red Hat Red Hat and IBM incremental revenue contribution over the next 5 years: —2+ points IBM revenue growth —8+ points cloud revenue growth Improves high-value mix of IBM revenue 2H’19 2020 2021 Yr/Yr +2 points +4 to 5 points +2 to 3 points Note 1, 9 41

Red Hat enhances strong free cash flow and adds ~$1.5 billion through 2021

Free cash flow contribution to IBM's base business 2020/2021


~$1B
~$0.5B
IBM continues to expect ~$12B free cash flow in 2019 with Red Hat
2019
2020
2021

Free cash flow accretive in first twelve months, with nominal dilution in 2H'19

Red Hat increases IBM free cash flow realization

Note: Red Hat net of incremental interest and acquisition-related activity

42 Note 5, 6, 9

Red Hat accretive to operating by end of Year 2 EPS >100% dilution driven by non-cash items Impact on total IBM operating (Non-GAAP) EPS – – – Deferred revenue adjustment Share buyback suspension Stock option amortization (equity) Contributes to IBM growth in 2020 tive 2019 2020 2021 >100% non-cash Note 7, 9 43 Operating EPS accretive by end of Year 2 Dilu D Less ilutive Primarily deferred revenue adjustment

US for GAAP non-cash purchase accounting deferred $2.8B revenue ($2.2B) 80% adjustment to be replenished contracts renew $0.6B As of closing US GAAP Standard valuation methodology Post closing 44 Pay-in-advance High margin businessRemaining revenue runoutVery high renewal rates subscription based businessand stable client base Deferred revenue @ fair value Revenue expected in future as Red Hat deferred revenue balance Non-cash purchase accounting adjustment to record deferred revenue at fair value

IBM + Red Hat: updated 2019 operating EPS expectation



At least $13.90
~$0.10
~$0.40
~($0.40)
~($0.85)
~($0.25)
~($0.10)
At least $12.80
Transaction Related
>90% non-cash
IBM Base
2Q IBM Performance
Red Hat Business Performance
Interest Expense
Deferred Revenue Adjustment*
Equity & Retention
Share Repurchase Suspension
IBM with Red Hat
~$12B
IBM + Red Hat Free Cash Flow
~$12B

Red Hat standalone business adds to solid IBM base performance

Reduction driven by temporary, non-cash items

Immediately accretive to IBM GP margin

Red Hat-related profit impact and tax rate drives a 2 point tax reduction to IBM rate in 2019

Maintaining ~$12 billion free cash flow expectation

*US GAAP purchase accounting adjustment

45 Note 3, 5, 7, 8, 9

Committed to maintaining strong balance sheet Debt & Leverage Ratio* Suspended share repurchase to focus on debt reduction Remain committed to continued dividend growth Expect to achieve targeted leverage ratios within a couple of years Enables flexibility to continue to invest in the business 2018 2019 2020 2021 Debt excluding Global Financing Leverage Ratio * Leverage Ratio reflects Moody’s methodology 46 Mid to high single A range

IBM’s 2020-2021 financial performance accelerates across revenue, operating pre-tax income and free cash flow Sustained revenue growth trajectory Continued margin expansion driven by shift to higher value and productivity Revenue @CC Mid Single-digit growth Operating Pre-Tax Income High Single-digit growth Adds ~$1.5 billion incremental free cash flow by the end of 2021 Free Cash Flow >100% Realization Leverage Ratio Consistent with mid to high single A range Note 1, 2, 4, 5, 6, 9 47 IBM 2020 – 2021

Q&A Ginni Rometty Chairman, President and CEO IBM Arvind Krishna Senior Vice President IBM Cloud & Cognitive Software James Kavanaugh Senior Vice President and Chief Financial Officer, IBM Mark Foster Senior Vice President IBM Services and Global Business Services Jim Whitehurst Senior Vice President, IBM and CEO, Red Hat Martin Schroeter Senior Vice President IBM Global Markets

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[LOGO]IBM Investor Briefing 2019

Forward-looking statements and non-GAAP information In an effort to provide additional and useful information regarding the company’s (IBM’s) historical results and forward-looking financial information on a continuing operations basis, as determined by generally accepted accounting principles (GAAP), these materials contain non-GAAP financial measures, including operating pre-tax income, operating gross profit margin, operating earnings per share, free cash flow, and adjustments for currency. Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. Additionally, these materials contain certain non-GAAP financial measures regarding Red Hat’s historical financial results, including free cash flow and adjustments for currency. The company is unable to provide, without unreasonable efforts, certain forward-looking information as determined by GAAP, including expectations for gross profit margin, pre-tax income and diluted earnings per share. The rationale for management’s use of non-GAAP information is included in Exhibit 99.2 to the company’s Form 8-K furnished with the SEC on August 2, 2019. The reconciliations of non-GAAP information to GAAP on IBM’s historical results included in these materials are included on pages 69 and 98 of the company’s Form 10-Q filed with the SEC on July 30, 2019. The reconciliations of non-GAAP information to GAAP on Red Hat’s historical financial results and IBM’s full-year expectation of diluted earnings per share are included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. 51

Notes Note 1 Forward-looking revenue growth rates are provided at the spot rate as of August 2, 2019. Note 7 Operating EPS is a non-GAAP measure. For additional information on this non-GAAP measure, please refer to Slide 53. Note 2 Growth rate at constant currency is a non-GAAP measure. For additional information on this non-GAAP measure, please refer to Slide 54. Note 8 IBM is unable to provide, without unreasonable efforts, an updated full-year expectation of GAAP diluted earnings per share at this time because it is unable to determine, with reasonable certainty, the purchase accounting valuations that will be utilized to establish the finite-lived intangible assets for the Red Hat acquisition and the expected amortization impact of those acquired intangibles. The operating (non-GAAP) earnings per share full-year expectation can be presented, as it does not include acquired intangible asset amortization. The valuation of acquired intangibles is not yet substantially complete and depends on various factors; as such, the variability in the estimate of the amortization of those intangibles could have a material impact on the GAAP reported results for the guidance period. All other known or estimated factors impacting the GAAP full-year expectations have been presented. Note 3 Operating GP Margin is a non-GAAP measure. For additional information on this non-GAAP measure, please refer to Slide 51. Note 4 Operating Pre-tax Income is a non-GAAP measure. For additional information on this non-GAAP measure, please refer to Slide 51. Note 5 Free Cash Flow is a non-GAAP measure. For additional information on this non-GAAP measure, please refer to Slide 54. Note 9 Within this presentation and speaker materials, all references to "Operating” refers to Non-GAAP metrics Note 6 Free Cash Flow Realization equals Free Cash Flow divided by GAAP Net Income from Continuing Operations. 52

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share Earnings Per Share 2019 Full-Year Expectations GAAP Diluted EPS* $XX.XX Operating (Non-GAAP) EPS At least $12.80 Adjustments Acquisition-related Charges ($0.96) Non-Operating Retirement-Related Items ($0.45) Tax Reform Enactment Impacts ($0.24) Amortization of Red Hat Intangibles* ($X.XX) IBM is unable to provide, without unreasonable efforts, an updated full-year expectation of GAAP diluted earnings per share at this time because it is unable to determine, with reasonable certainty, the purchase accounting valuations that will be utilized to establish the finite-lived intangible assets for the Red Hat acquisition and the expected amortization impact of those acquired intangibles. The operating (non-GAAP) earnings per share full-year expectation can be presented, as it does not include acquired intangible asset amortization. The valuation of acquired intangibles is not yet substantially complete and depends on various factors; as such, the variability in the estimate of the amortization of those intangibles could have a material impact on the GAAP reported results for the guidance period. All other known or estimated factors impacting the GAAP full-year expectations have been presented. The above reconciles the Non-GAAP financial information contained in the “IBM + Red Hat: Financial Profile” presentation of the IBM Investor Briefing. See Exhibit 99.2 included in the company’s first Form 8-K furnished with the SEC on August 2, 2019 for additional information on the use of these non-GAAP financial measures. 53

Non-GAAP Supplemental Materials Reconciliation of Red Hat Revenue and Free Cash Flow – Last 12 Months 12 Months ended May 2019 GAAP @ CC Revenue 14% 16% 12 Months ended May 2019 Net Cash from Operations per GAAP $1.1 Net Capital Expenditures ($0.1) Free Cash Flow $1.0 $ in billions The above reconciles the Non-GAAP financial information contained in the “IBM + Red Hat: Financial Profile” presentation of the IBM Investor Briefing. See Exhibit 99.2 included in the company’s first Form 8-K furnished with the SEC on August 2, 2019 for additional information on the use of these non-GAAP financial measures. 54

[LOGO]IBM Investor Briefing 2019